2003 North American Energy and Power Conference RBC Capital Markets Houston, TX September 16, 2003

Forward-looking Statements The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.'s securities will not differ materially from those contained in the forward- looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO's control that will impact and drive TEPPCO's future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.'s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

Non-GAAP Financial Measures Disclosure This presentation contains non-GAAP financial measures. We have attached to this presentation a reconciliation of EBITDA, which is used in this presentation, to net income and operating income.

TEPPCO Partners, L.P. One of the largest energy Master Limited Partnerships Formed in 1990 with headquarters in Houston, Texas General Partner owned by Duke Energy Field Services (DEFS), a premier North American midstream company Strong focus on corporate governance and serving interests of limited partners Duke Energy Field Services (Sponsor) Texas Eastern Products Pipeline Company, LLC (G.P.) TEPPCO Partners, L.P. (Partnership) Public Unitholders 100% 2% 3.9% 94.1%

The Sponsor: Duke Energy Field Services DEFS is owned by two substantial and well- respected energy companies Largest midstream company in the U.S. Proven, reliable, low-cost gas gatherer and processor Known for operational excellence and customer service orientation DEFS 69.7% 30.3% Equity: $30 billion Debt: $19 billion Firm Value: $49 billion Equity: $15 billion Debt: $20 billion Firm Value: $35 billion Texas Eastern Products Pipeline Company, LLC 12/31/02 12/31/02 12/31/02

TEPPCO's asset base has quadrupled over the last five years, Assets 1990 549.9 1991 550.9 1992 552.2 1993 543.6 1994 557.5 1995 550.2 1996 561 1997 589 1998 731 1999 778 2000 1260 2001 1781 2002 2410 Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods and volumes have grown significantly, 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003E Refined Product 89.203 87.616 90.712 107.271 110.234 115.262 119.971 130.467 132.642 128.151 122.9 138.2 154.2 LPG 34.652 34.821 38.813 36.636 38.237 41.64 41.991 32.048 37.575 39.633 40 40.49 43 Crude Oil 5.549 33.297 46.255 77.917 82.8 88 NGL 5.2 21.634 54 60 Gas - BOE 7.6 56.78 80.3 Revenue 163.303 166.222 183.634 197.304 203.716 216.025 222.093 217.267 268.841 293.337 168 425 CAGR: 20% (since 1998)

resulting in substantial EBITDA growth 1998 1999 2000 2001 2002 2003E EBITDA 110 134.9 161.2 226.2 281.9 335 Note: 7/29/03 earnings release indicated a 2003E EBITDA range of $325 - $340 million

The TEPPCO Systems 11,200 Miles of Pipelines in 16 States ... .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities .... Strategically Positioned to Capitalize on Market Opportunities

TEPPCO's Three Business Segments Midstream Natural gas gathering and NGL transportation and fractionation Upstream Crude oil gathering, transportation, storage and marketing Downstream Refined products, LPG, and petrochemical transportation, storage and terminaling

TEPPCO Corporate Strategy Focus on internal growth prospects Increase throughput on our pipeline systems Expand/upgrade existing assets and construct new pipeline and gathering systems Target accretive acquisitions in our core businesses that provide attractive growth potential Utilize competitive strength from alignment with DEFS Operate in a safe, efficient and environmentally responsible manner Continue track record of consistent distribution growth Our Goal: To grow sustainable cash flow and distributions

TEPPCO's Upstream Business TEPPCO's Upstream Business

Upstream Strategy Strengthen market position around existing asset base Focus activity in West Texas, South Texas and Red River areas Increase margins by improving/expanding services and reducing costs through asset optimization Pursue strategic acquisitions to complement existing assets Realize full potential of Seaway assets Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers Maximize value of strong Texas City marine terminal position

TEPPCO's Downstream Business TEPPCO's Downstream Business

Midwest Refined Products Supply PADD III Production Will Continue To Support PADD II Demand Shortfall = North Central U.S. region per EIA Annual Energy Outlook 2003 NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS MINNESOTA IOWA MISSOURI ALABAMA FLORIDA GEORGIA SOUTH CAROLINA NORTH CAROLINA KENTUCKY WISCONSIN OHIO MICHIGAN VIRGINIA WEST VIRGINIA PENNSYLVANIA NEW YORK MAINE VERMONT MARYLAND PADD II PADD I PADD III TENNESSEE INDIANA ILLINOIS ARKANSAS LOUISIANA MISSISSIPPI Growing Midwest Shortfall

Midwest Refined Products Demand Centennial will play a vital role in satisfying Midwest demand growth:

Downstream Strategy Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall Acquisition of capacity lease and increased ownership position improves ability to optimize operations and customer service Centennial is a key investment for TEPPCO, providing substantial growth capacity to satisfy growing demand in core market area Centennial provided capacity to enable record refined products movements in 2003 Enabled TEPPCO to increase propane service levels to Midwest and Northeast markets during very cold winter Potential to displace river movements with more efficient pipeline transportation Potential to offset expected growing Midwest supply imbalance

TEPPCO's Midstream Business

Midstream Strategy Strong portfolio of high quality assets in prolific gas producing basins Assets positioned in basins playing an increasingly vital role in the United States' domestic gas supply Realize full potential of existing assets Increase throughput on Val Verde, Jonah and Chaparral systems Prudently expand capacity to meet customers' needs Pursue acquisition opportunities arising from natural gas industry restructuring

Val Verde Gas Gathering System Acquired from Burlington Resources for $444 million on 6/30/02 Gathers from San Juan Basin's Fruitland Coal Formation One of the largest Coal Bed Methane gas gathering and treating facilities, with 1 BCF/d pipeline capacity Attractive growth potential from infill CBM drilling and conventional gas production

Val Verde Growth Potential Near-term volume growth from Coal Bed Methane infill drilling New Mexico Oil Conservation Division issued order in July 2003 approving 160-acre spacing in all areas of the Fruitland Coal Formation Volumes from infill wells dedicated to Val Verde and within footprint of existing gathering system Expect strong infill drilling activity in 2004, with resultant volume increase in 2005 Longer-term growth and increased throughput from conventional gas gathering and enhanced services Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Jonah Gas Gathering System Acquired from Alberta Energy for $360 million in Q4 2001 Located in prolific Green River Basin Significant growth prospects in both Jonah and Pinedale fields Financially committed and established producers EnCana, Shell, BP and Ultra 2002 expansion projects increased capacity from 450 MMcfd to 880 MMcfd Pinedale Field Jonah Field

Phase III Expansion and Pioneer Plant Phase III Expansion will increase system capacity to 1.1 Bcfd by year-end 2003 90%+ of gas dedicated life of lease from wellhead to Bird Canyon Obtained increased long haul dedications Pioneer Plant construction and Opal Plant expansion will increase system reliability Kern River expansion provides sufficient downstream capacity to transport increased Jonah and Pinedale volumes Likelihood of further infill drilling within Jonah and Pinedale fields

2003 Performance Update Excellent performance across all business segments continuing through third quarter Strong propane movements as inventories replenished from cold winter/spring seasons Increased refined products deliveries across system enabled by Centennial Pipeline capacity Growth and optimization strategies continue to produce strong upstream gathering, marketing and transportation results Increased Jonah volumes and impact of full year ownership of Val Verde system Increased expected EBITDA range from $305-$325 MM to $325-$340 MM during third quarter

2004/2005 Growth Potential Existing assets and growth capital expenditures provides foundation for continued earnings and cash flow growth Propane capacity expansion positions TEPPCO to increase Midwest and Northeast market share Refined products volume growth from increased utilization of Centennial Pipeline Completion of Jonah Phase III Expansion and Pioneer Plant Infill drilling of Val Verde Fruitland Coal formation Continued execution of upstream system growth and optimization strategy Strong balance sheet provides financial flexibility to pursue acquisitions

Balance Sheet and Distribution Coverage Continued strengthening of balance sheet in 2003 3.9 million units sold April 2003 with proceeds used to retire all Class B units 5.2 million units sold August 2003 with proceeds used primarily to fund internal growth projects Expected improvement to year-end pro-forma financial position Debt/capitalization @ 55% Debt/EBITDA @ 4.0 Increased annual distribution by $.10/unit to $2.50/unit 8.8% annual distribution growth rate since 1993 Strong distribution coverage ratio of 1.3 at 6/30/03

Consistent distribution growth since 1993 Note: 1990 indicative of full year distribution. 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 1.1 1.1 1.1 1.11 1.19 1.33 1.45 1.55 1.75 1.85 2 2.15 2.35 CAGR: 8.8% (since 1993)

TEPPCO unitholders have realized a 19% average annual return since 1990 IPO TPP S&P 500 DJIA 1990 1000 1000 1000 1991 1182 1227 1171 1992 1454 1282 1219 1993 1986 1372 1387 1994 1983 1351 1416 1995 3081 1811 1890 1996 3815 2179 2382 1997 5150 2855 2921 1998 5104 3615 3391 1999 4321 4321 4246 2000 5997 3883 3985 2001 7873 3377 3702 2002 7858 2588 3081 Sep 2003 10003 2895 3374 Cumulative Return on Initial $1,000 Investment

TEPPCO's Governance Strong focus on protecting interests of limited partners and avoiding conflicts with general partner TEPPCO general partner managed with high degree of independence Management and employee incentives aligned with limited partners' interest Special Committee of outside directors utilized whenever potential conflicts arise Demonstrated record of "win-win" relationship with DEFS Strict governance ensures high degree of investor confidence

Summary Strong asset positions in diversified businesses Visible internal growth prospects Disciplined approach to acquisitions Financial strength to fund growth initiatives Experienced personnel with customer service orientation Track record of consistent distribution growth Strict governance to ensure continued stakeholder trust and confidence TEPPCO is well positioned for continued growth

Reconciliation of Non-GAAP Measures Note: 1 7/29/03 earnings release indicated a 2003E EBITDA range of $325 - $340 million

Reconciliation of Non-GAAP Measures (cont'd) Note: 1 7/29/03 earnings release indicated a 2003E EBITDA range of $325 - $340 million

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